                         SUNSTONE HOTEL INVESTORS, INC.

                       115 CALLE DE INDUSTRIAS, SUITE 201


                             SAN CLEMENTE, CA 92672



                         ANNUAL MEETING OF STOCKHOLDERS


                           TO BE HELD APRIL 17, 1998

                         ------------------------------


                     SUPPLEMENTAL NOTICE OF ANNUAL MEETING


                       OF STOCKHOLDERS AND SUPPLEMENT TO


                                PROXY STATEMENT

                         ------------------------------


To the Stockholders of Sunstone Hotel Investors, Inc.:



     This Supplemental Notice is hereby given to amend and restate Proposal 1 to be considered at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Sunstone Hotel Investors, Inc. ("Sunstone" or the "Company"), at the Holiday Inn Select, located at One South Grady Way, Renton, Washington 98055, commencing at 9:00 a.m. Pacific Standard Time, on April 17, 1998. As amended and restated Proposal 1 now reads as follows:



          1. To approve an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 100,000,000 to a total of 150,000,000 shares of Common Stock.



     Proposal 1 as set forth in the Notice of Annual Meeting of Stockholders and other proxy materials previously sent to you, requested that Stockholders vote on an amendment to the Articles of Incorporation of Sunstone to increase the number of authorized shares of Common Stock, and also to increase the number of authorized shares of Preferred Stock. Under the Rules of the New York Stock Exchange and the National Association of Securities Dealers, Inc., members of these organizations in whose names shares of voting stock are held of record are generally permitted to execute and submit a proxy to vote such shares, without instructions from the beneficial owners. However, these Rules preclude such discretionary voting on the part of such members in connection with any proposal to increase the number of authorized shares of Preferred Stock. Because Proposal 1 as originally presented included a proposal to increase the number of authorized shares of Preferred Stock, discretionary voting on the part of these members would be precluded on Proposal 1 as originally submitted.



     Because of the importance of increasing the authorized number of shares of Common Stock at the Annual Meeting and the timing difficulties arising from the inability of members to vote without instructions from the beneficial owners, the proposal to increase the authorized number of shares of Preferred Stock has been deleted from Proposal 1. This will permit members of these organizations to timely give a proxy to vote on Proposal 1 without the need to receive instructions from the beneficial owners.



     The intent of the Board of Directors when initially submitting Proposal 1 to the stockholders, insofar as relating to the Common Stock, was to seek the vote of the stockholders on an increase in the number of authorized shares of Common Stock to 150,000,000. However, the Notice of Annual Meeting and other proxy materials previously sent to you, when discussing Proposal 1, transposed the number of currently authorized shares of Common Stock -- which is 50,000,000, not 100,000,000 -- and the number of shares of Common Stock by which the number of authorized shares of Common Stock is to be increased -- which is 100,000,000, not 50,000,000. Therefore, in addition to deleting from Proposal 1 the request for a stockholder vote on the increase in the number of authorized shares of Preferred Stock, Proposal 1 has also been amended and restated to confirm that the intent of Proposal 1, insofar as related to Common Stock, has been and remains to vote on a proposal to increase the number of authorized shares of Common Stock by 100,000,000, from 50,000,000 to 150,000,000 shares.

     In order to implement these changes, we have enclosed a corrected reprint of Proposal 1, as included in the Proxy Statement for the Annual Meeting, and a corrected Proxy Card. All other proposals described in the Notice of Annual Meeting of Stockholders and other proxy materials previously sent to you remain the same.



     IF YOU HAVE NOT ALREADY RETURNED THE ORIGINAL WHITE PROXY CARD PLEASE DISCARD IT AND EXECUTE AND RETURN THE ENCLOSED PROXY CARD WITH A RED STRIPE.



     IF YOU HAVE ALREADY RETURNED THE PRIOR PROXY CARD YOU NEED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD WITH A RED STRIPE.



     PLEASE RETURN YOUR PROXY CARD WITH A RED STRIPE IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED AND TO AVOID THE ADDITIONAL COSTS TO THE COMPANY OF ADJOURNING THE ANNUAL MEETING AND RESOLICITING PROXIES.



                                          Your vote is important



                                          By Order of the Board of Directors


                                          /s/ ROBERT A. ALTER

                                          Robert A. Alter


                                          Secretary



San Clemente, California


March 27, 1998

                        AMENDED AND RESTATED PROPOSAL 1:


                         APPROVAL OF CHARTER AMENDMENT
                    REGARDING INCREASE IN AUTHORIZED SHARES


     The present capital structure of the Company authorizes 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock each having a par value of $.01 per share. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment of the Company's Amended Articles of Incorporation ("Articles") to increase the authorized number of shares of Common Stock from 50,000,000 shares to 150,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On February 24, 1998, 37,503,851 shares of Common Stock were outstanding and 250,00 shares of Preferred Stock were outstanding.


     Authorizing an additional 100,000,000 shares of Common Stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. The Company, in order to qualify as a REIT, is required to distribute dividends (other than capital gain dividends) to its stockholders in an amount at least equal to (1) the sum of (A) 95% of its "REIT taxable income" (computed without regard to the dividends paid deduction and its net capital gain) and (B) 95% of the net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income. In addition to this limitation, the Company may not incur or suffer to exist indebtedness in an amount in excess of 50% of the Company's investment in hotel properties, at its cost, on a consolidated basis after giving effect to the Company's use of proceeds from any indebtedness. Because of the inability to retain earnings due to its REIT tax status and the limitation on indebtedness, the Company must issue Common Stock or Preferred Stock to continue to finance its growth strategy. Potential uses of the additional authorized shares may include acquisition transactions, equity financings, stock dividends or distributions, issuance of options pursuant to the Company's 1994 Stock Incentive Plan and issuances of Common Stock pursuant to the 1994 Directors Plan, each without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized by unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could make removal of directors more difficult by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an adverse effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.


     The proposed amendment of the Company's Articles was approved by a unanimous vote of the Board of Directors of the Company on January 16, 1998 and March 27, 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES AUTHORIZING 100,000,000 ADDITIONAL SHARES OF COMMON STOCK. PURSUANT TO THE ARTICLES, THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL VOTES ENTITLED TO BE CAST BY THE STOCKHOLDERS OF THE CORPORATION IS REQUIRED TO APPROVE THE PROPOSED AMENDMENT.

                            SUNSTONE HOTEL INVESTORS

                                      PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 17, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders To Be Held On April 17, 1998 and the accompanying Proxy Statement, and appoints Robert A. Alter, Charles L. Biederman, C. Robert Enever, David E. Lambert, H. Raymond Bingham, Laurence S. Geller, Fredric H. Gould, Edward H. Sondker and Paul D. Kazilionis, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock of Sunstone Hotel Investors, Inc., which the undersigned is entitled to vote, either on his own or her own behalf, or on behalf of an entity or entities, at the Annual Meeting of Stockholders of Sunstone Hotel Investors, Inc. to be held at the Holiday Inn Select located at One South Grady Way, Renton, Washington 98055, on April 17, 1998, at 9:00 a.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if present thereat. The Shares represented by this Proxy shall be voted in the following manner:


--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*

1. To approve an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 100,000,000 to a total of 150,000,000 shares of Common Stock:


              FOR                   AGAINST                   ABSTAIN
              [ ]                     [ ]                       [ ]


2. To approve an amendment to the Company's Articles of Incorporation to increase the maximum number of directors from nine to twelve:


              FOR                   AGAINST                   ABSTAIN
              [ ]                     [ ]                       [ ]

3.    To elect the following directors to serve for a term of three years:

      (Instruction: To withhold authority to vote for any individual nominee, strike that nominee's name below.)

                                                          WITHHOLD
                                          FOR        AUTHORITY TO VOTE
            Robert A. Alter               [ ]                [ ]
            Fredric H. Gould
            Paul D. Kazilionis

4. To approve an amendment to the Company's 1994 Stock Incentive Plan to increase the number of shares of the Company's common stock authorized for issuance under such Plan by an additional 1,200,000 shares:

              FOR                   AGAINST                   ABSTAIN
              [ ]                     [ ]                       [ ]

5. In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors as of the date of the accompanying proxy statement, approval of minutes of the prior annual meeting, matters incident to the conduct of the meeting and to vote for any nominee of the Board whose nomination results from the inability of any of the above named nominees to serve.

      In addition, the proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting. The Board of Directors recommends a vote FOR the nominees listed above and FOR Proposals 1, 2 and 4. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE

NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2 AND 4 IF NO SPECIFICATION IS MADE.

                      PLEASE RETURN YOUR EXECUTED PROXY TO
                        CHASEMELLON SHAREHOLDER SERVICES
           IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.


Signature(s)                                         Dated:            , 1998
             -----------------------------------            -----------

(Print name(s) as it/they appear on certificates)

Please print the name(s) appearing on each share certificate(s) over which you have voting authority.

--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*